SCHEDULE 14A INFORMATION

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Mutual Fund Series Trust

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Proxy Materials

Day Hagan Tactical Dividend Fund

a series of Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

1-877-329-4246

Dear Shareholder:

The Board of Trustees of Mutual Fund Series Trust (the “Trust”), has called a special meeting of the shareholders of the Day Hagan Tactical Dividend Fund (the “Fund”). The purpose of the meeting is to ask you to approve a Sub-Advisory Agreement between Donald L. Hagan, LLC, also known as Day Hagan Asset Management, (the Fund’s investment adviser) and DH Logix, LLC also known as Day Hagan Logix, LLC. If approved, DH Logix, LLC will replace current sub-adviser, Gries Financial LLC. No fee increase is proposed. The special meeting was scheduled for August 15, 2017. Unfortunately, the number of shares required for a quorum was not present at the August 15, 2017 meeting. As a result, a new record date has been set and the shareholder meeting adjourned to September 15, 2017 to allow for additional voter participation.

The proposals have been carefully reviewed by the Board of the Trust. The Board unanimously recommends that you vote FOR Proposal 1.

It is very important that we receive your vote before September 15, 2017. Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.
•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.
•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

I appreciate your participation and prompt response in this matter.

Sincerely,

Jerry Szilagyi

President, Mutual Fund Series Trust

Day Hagan Tactical Dividend Fund

a series of Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

1-877-329-4246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 15, 2017, adjourned from August 15, 2017

The Board of the Mutual Fund Series Trust, an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Day Hagan Tactical Dividend Fund (the “Fund”) to be held at the offices of the MFund Services LLC, 36 North New York Avenue, STE 2, Huntington, NY 11743, on September 15, 2017 at 10:00 a.m. Eastern time, adjourned from August 15, 2017, for the following purposes:

1.	To approve a New Sub-Advisory Agreement between Donald L. Hagan, LLC, also known as Day Hagan Asset Management, the Fund’s investment adviser) and DH Logix, LLC also known as Day Hagan Logix, LLC, to replace the current sub-adviser, Gries Financial LLC. No fee increase is proposed.
2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on August 25, 2017 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 15, 2017 , adjourned from August 15, 2017 . A copy of this Notice of Shareholder Meeting and the Proxy Statement (including the proposed Sub-Advisory Agreement) are available at

https://www.proxyonline.com/docs/DayHagenTDFund.pdf.

By Order of the Board of Trustees

Jerry Szilagyi, President

August 28 , 2017

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or call the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Day Hagan Tactical Dividend Fund

a series of Mutual Fund Series Trust

with its principal offices at

17605 Wright Street, Omaha, NE 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 15, 2017, adjourned from August 15, 2017

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), on behalf of the Day Hagan Tactical Dividend Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of MFund Services LLC, 36 North New York Avenue, STE 2, Huntington, NY 11743, on September 15, 2017 at 10:00 a.m. Eastern time, adjourned from August 15, 2017, for the following purposes:

1.	To approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Donald L. Hagan, LLC, also known as Day Hagan Asset Management, (the Fund’s investment adviser) and DH Logix, LLC, also known as Day Hagan Logix, LLC, to replace the current sub-adviser, Gries Financial LLC. No fee increase is proposed.
2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on August 25 , 2017 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 17605 Wright Street, Omaha, NE 68130, by calling 1-877-329-4246 or by visiting

PROPOSAL I

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN

DAY HAGAN ASSET MANAGEMENT, LLC AND DH LOGIX, LLC

Background

The primary purpose of this proposal is to enable DH Logix, LLC also known as Day Hagan Logix, LLC (“DH Logix”) to serve as a sub-adviser to the Fund upon the termination of the current sub-advisory agreement between Donald L. Hagan, LLC (“Day Hagan”) and Gries Financial LLC (“Gries”), an investment adviser that is affiliated with Day Hagan (the “Current Sub-Advisory Agreement” and together with the New Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The New Sub-Advisory Agreement is substantially similar to the Current Sub-Advisory Agreement in all material respects except the dates of its execution, effectiveness, and expiration are changed and DH Logix is identified as the sub-adviser instead of Gries. The Current Sub-Advisory Agreement was approved by the initial shareholder of the Fund on July 1, 2014 and will terminate upon resignation of Gries effective upon shareholder approval of the New Sub-Advisory Agreement.

On March 31, 2017, Gries created DH Logix in partnership with Day Hagan as the result of a corporate realignment of Gries’ businesses. While Gries currently remains fully operational, the parties have transitioned some of Gries’ investment advisory business to DH Logix. DH Logix is 50% owned by Day Hagan and 50% by Gries. Donald Lewis Hagan and Arthur Stuart Day, by virtue of their controlling ownership interest in Day Hagan, and Jeffrey Hamilton Palmer, Joseph Edward Bell, and Robert Joseph Herman, by virtue of their controlling ownership interest in Gries, may be deemed to indirectly control DH Logix.

The Investment Company Act of 1940, as revised (the “1940 Act”) requires that advisory agreements be approved by a vote of a majority of the outstanding shares of a fund. Therefore, shareholders are being asked to approve the proposed New Sub-Advisory Agreement.

Approval of the New Sub-Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. Gries has served as a sub-adviser to the Fund since its inception on July 1, 2014, and DH Logix will work to ensure a continuity of leadership that it believes will result in no interruption or decrease in the quality of services provided. Robert Herman and Jeffrey Palmer have served the Fund as portfolio managers since the Fund commenced operations on July 1, 2014 and will continue to serve the Fund as portfolio managers after shareholder approval the New Sub-Advisory Agreement. The Fund’s investment objective and principal investment strategies will not change as a result of the New Sub-Advisory Agreement.

At a meeting of the Board on May 16-17, 2017, the Board approved the New Sub-Advisory Agreement for the Fund, subject to shareholder approval.

The New Sub-Advisory Agreement

Under the terms of the investment management agreement between the Trust and Day Hagan, on behalf of the Fund, Day Hagan is entitled to receive an annual advisory fee from the Fund equal to 1.00% of the Fund’s average daily net assets. Under the terms of the Current Sub-Advisory Agreement and New Sub-Advisory Agreement, Gries and DH Logix, respectively, are entitled to receive the following annual fees from Day Hagan:

Current Sub-Advisory Agreement (Gries)	40% of the Fund’s net advisory fee
New Sub-Advisory Agreement (DH Logix)	100% of the Fund’s net advisory fee

The “net advisory fee” is defined as the gross management fees earned by Day Hagan from the Fund less expenses and/or waiver the Fund incurs that are allocated and subtracted from the gross management fees. For such compensation, the sub-advisor under the respective Sub-Advisory Agreement, at its expense, has continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees determine. The Current Sub-Advisory Agreement was effective with respect to the Fund as of the approval by the Fund’s initial shareholder on July 1, 2014 and has not subsequently been submitted to shareholders for their consideration or approval. The Board, including the Independent Trustees (as defined in the 1940 Act), most recently unanimously renewed the Current Sub-Advisory Agreement at a meeting on May 16-17, 2017.

The New Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The New Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Fund. In addition, the New Sub-Advisory Agreement can be terminated on not more than sixty (60) days’ notice by DH Logix given to the Fund. The Current Sub-Advisory Agreement is terminable upon notice by either party. Gries has notified the Fund that it will resign as sub-advisor effective upon shareholder approval of the New Sub-Advisory Agreement.

The respective Sub-Advisory Agreements each provide that the respective sub-advisor will not be subject to any liability in connection with the performance of its services under the respective Sub-Advisory Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Sub-Advisory Agreement was approved by the Board at a meeting on May 16-17, 2017. The effective date of the New Sub-Advisory Agreement with respect to the Fund will be the date shareholders of the Fund approve the New Sub-Advisory Agreement or soon thereafter. If the New Sub-Advisory Agreement with DH Logix is not approved by shareholders, the Board and Day Hagan will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

The New Sub-Advisory Agreement is attached as Appendix A. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Evaluation by the Board

At a meeting held on May 16-17, 2017, the Board approved the New Sub-Advisory Agreement, subject to shareholder approval. The Board’s determination to approve the New Sub-Advisory Agreement followed its consideration of various factors and review of written materials provided by DH Logix (the “Materials”). The Board’s deliberations and the information on which its conclusions were based are summarized below.

Nature, Extent, and Quality of Services. The Trustees reviewed the Materials noting that the personnel of DH Logix included personnel from Day Hagan and Gries. They noted that DH Logix was created in partnership between Gries and Day Hagan as the result of a corporate realignment of Gries’ businesses. They discussed their experience in working with the DH Logix personnel and considered the benefit to shareholders from the consistency in the Fund’s portfolio management team acknowledging the extensive experience of the sub-advisor personnel. They considered that DH Logix would be responsible for portfolio management and trade execution, subject to the oversight of Day Hagan, and discussed its research tools and capabilities. The Trustees concluded that the services to be provided by the sub-adviser were in line with their expectations.

Performance. The Trustees reviewed the Fund’s performance noting that for the one year period the Fund had positive returns of 5.08% but underperformed the peer group and Morningstar category average with returns of 13.73% and 15.97%, respectively. They noted that the since inception returns were more in line with benchmark returns at 5.14% for the Fund versus 6.6% and 5.98% for the Morningstar category and peer group, respectively. The Trustees noted that Day Hagan and the sub-advisor believed, and the Trustees concurred, that the assigned Morningstar category was not well matched to the Fund’s strategy and portfolio. They considered that, although the Fund underperformed in each period, the underperformance was not unexpected given current market conditions and that the portfolio management team remained dedicated to the Fund’s value strategy. They considered that the Fund’s dividend focus was a part of the tactical approach to the Fund’s strategy. After further discussion, the Trustees determined that the performance was reasonable and that DH Logix had the potential to provide comparable returns to shareholders.

Fees and Expenses. The Trustees noted Day Hagan will continue to be the Fund’s advisor and will continue to charge an advisory fee of 1.00%. They further noted that 100% of the Fund’s net advisory fee, after paying certain Fund expenses, would be paid to the sub-advisor as a sub-advisory fee. They noted that the sub-advisory fee would be allocated between the parent companies with 55% of the sub-advisory fee paid to Day Hagan and 45% being paid to Gries. The Trustees considered a comparison of the sub-advisory fee to the fees charged by Gries and Day Hagan to their other clients and agreed that the sub-advisory fee compared favorably. The Trustees concluded that the sub-advisory fee was reasonable.

Profitability. The Trustees considered the sub-advisor’s projected profitability in connection with its relationship with the Fund. They noted that the sub-advisor anticipated realizing modest profits in terms of the percentage of the sub-advisory fees and the dollar amount that would be retained as profit after waiver of a portion of the fees and reimbursement for certain Fund expenses. After further discussion, the Trustees concluded that excessive profitability from the sub-advisor’s relationship with the Fund was not an issue at this time.

Economies of Scale. The Trustees considered whether the sub-advisor had the potential to realize economies of scale with respect to the management of the Fund. The Trustees agreed that at current asset levels, as well as reasonably foreseeable asset levels, the advisor and sub-advisor were unlikely to realize meaningful economies of scale over the next two years and, therefore, the issue would be reconsidered when the sub-advisory agreement was considered for renewal.

Conclusion. Having requested and received such information from DH Logix as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that approval of the Sub-Advisory Agreement was in the best interests of the Tactical Dividend Fund and its shareholders.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

Information Concerning DH Logix

DH Logix is a Delaware limited liability corporation located at 1000 S. Tamiami Trail, Sarasota, Florida 34236. The names, titles, addresses, and principal occupations of the principal executive officers and directors of DH Logix are set forth below:

Name and Address:*	Title:	Principal Occupation
Linda S. Brown	Chief Compliance Officer	Compliance Officer
Jeffrey H. Palmer	Manager, Indirect Owner	Portfolio Management

Robert J. Herman	Manager, Indirect Owner	Portfolio Management
Donald L. Hagan	Manager, Indirect Owner	Portfolio Management
Arthur S. Day	Manager, Indirect Owner	Marketing

* The address for each officer and director is DH Logix, LLC, 1000 S. Tamiami Trail, Sarasota, Florida 34236.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Trust. The Trust is an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, Nebraska 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retain various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as the national distributor of the Fund. Gemini Fund Services, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 provides the Fund with transfer agent, accounting and certain administrative services. MFund Services LLC, located at 22 High Street, Huntington, NY 11743, provides the Trust with certain management and legal administrative services and compliance services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for approval of the proposed New Sub-Advisory Agreement. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, August 25 , 2017, 12,403,677 shares of beneficial interest of the Fund were issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting. Each shareholder of the Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter with respect to the Fund submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Sub-Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

If (1) a quorum is not present at the Meeting, or (2) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Special Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the meeting for any other reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

Security Ownership of Management AND
Certain Beneficial Owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. As of the Record Date, the Trust is not aware of any shareholder owning more than 25% of the shares of the Fund.

As of the Record Date, the record owners of more than 5% of any outstanding class of shares of the Fund are listed in the following tables.

Class A Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial Attn: Mutual Fund Ops P.O. Box 509046 San Diego, CA 92150-9046	86,068.4060	7. 12%
Raymond James & Assoc. FBO Woodforest Financial Group Inc. 1330 Lake Robbins Dr., STE 150 Spring, TX 77380-3268259	134,471.7410	11.12%

As of the Record Date, securities of the Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Class C Shares

No Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Fund Class C shares as of the Record Date.

As of the Record Date, securities of the Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Class I Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	771,135.2420	8. 12%
LPL Financial Attn: Mutual Fund Ops P.O. Box 509046 San Diego, CA 92150-9046	528,690.6620	5.57%
Charles Schwab & Co. Attn: Mutual Fund Ops 211 Mai Street San Francisco, CA 94105	761,489.3660	8. 02%
NFS LLC FEBO/NATC & Co P.O. Box 874080 Kansas City, MO 64187	1,016,982.7490	10.71%

As of the Record Date, securities of the Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the U.S. Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular Meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Jerry Szilagyi, President, Mutual Fund Series Trust, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm (the “Proxy Solicitor”), to provide mailing, vote tabulation, a proxy website, and other proxy related services related to this solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for these services are approximately $32,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Day Hagan and DH Logix. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Day Hagan and DH Logix will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust, and Day Hagan, and DH Logix may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-877-329-4246, or write the Trust at 17605 Wright Street, Omaha, Nebraska 68130.

A copy of the Notice of Shareholder Meeting and the Proxy Statement (including copies of the proposed sub-advisory agreement) are available at https://www.proxyonline.com/docs/DayHagenTDFund.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

Jerry Szilagyi, President

Dated: August 28 , 2017

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, dated as of [ ], 2017 between Donald L. Hagan, LLC (d/b/a Day Hagan Asset Management), a Florida limited liability company (the "Adviser"), and DH Logix, LLC, an Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser acts as an investment adviser to the Day Hagan Tactical Dividend Fund (the “Fund”), a series of shares of beneficial interest of Mutual Fund Series Trust, an Ohio business trust (the "Trust"), pursuant to a Management Agreement (the "Management Agreement");

WHEREAS, the Adviser warrants and represents to the Sub-Adviser that Adviser has full legal authority to engage unaffiliated investment managers as sub-advisers to manage accounts and or assets designated for the Adviser’s management by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Fund, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

Sub-Adviser's Duties. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

(a)	The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;
(b)	The Sub-Adviser shall use its best judgment in the performance of its duties under this agreement;
(c)	The Sub-Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust's declaration of trust, its by-laws and the Fund's prospectus and with the reasonable instructions and directions of the Trust's Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

(d)	The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to paragraph heading: Execution of Purchase and Sale Orders below;
(e)	The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Fund and shall render to the adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the board may reasonably request;
(f)	The Sub-Adviser shall provide the Trust's custodian and fund accountant on each business day with information about the Funds’ securities transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;
(g)	The Sub-Adviser shall respond promptly to any request from the Adviser or the Funds’ fund accountant for assistance in obtaining price sources for securities held by the Fund or determining a price when a price source is not available, and promptly review the prices used by the Funds’ accountant to determine net asset value and advise the Fund’s accountant promptly if any price appears to be incorrect;
(h)	The Sub-Adviser shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the Fund shall be voted, and (2) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities held by the Fund;
(i)	The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Sub-Adviser shall provide to the board a written report that describes any issues arising under the code of ethics since the last report to the board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the sub-adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in rule 17j-1) from violating the code;
(j)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations. The Sub-Adviser shall provide to the trust's chief compliance officer an annual written report regarding the sub-adviser's compliance program.
(K)	The Adviser has delivered to the Sub-Adviser copies of (i) the Trust’s Trust Instrument and Bylaws, (ii) the Trust’s Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”), (iii) the Trust’s current Prospectuses and Statements of Additional Information of the Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”), and (iv) all procedures adopted by the Trust with respect to the Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Sub-Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Sub-Adviser (x) a certified copy of the resolution of the Board appointing the Sub-Adviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to the Fund, and (z) any other documents, materials or information that the Sub-Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Adviser shall furnish to the Sub-Adviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

(L)	The Sub-Adviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC. The Sub-Adviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

Custodian. The assets of the Fund shall be held by an independent custodian, not by the Adviser or Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding the Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser 's obligations in respect of the Fund.

Risk Acknowledgment. (a) The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services hereunder. The Sub-Adviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Adviser or the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder.

(b) The Sub-Adviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Sub-Adviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the written advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

(c) The Sub-Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails (including electronic), transportation, communication or power supply.

Directions to the Sub-Adviser. Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

Execution of Purchase and Sale Orders. In connection with purchases or sales of portfolio securities for the account of the Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek, for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Funds and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Funds and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Funds. The Sub-Adviser may not give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Funds, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Funds.

Books and Records. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act. Upon request, Adviser shall provide Sub-Adviser with commercially reasonable records and information as Adviser may access regarding the Fund.

Expenses of the Sub-Adviser. During the term of this Agreement, the Sub-Adviser will retain responsibility for expenses incurred by it in connection with the performance of its services under this Agreement other than the cost of securities, brokerage commissions, custodian fees, auditor's fees, taxes, interest, expenses that are undertaken by the Adviser or the Trust and other expenses related to the operation of the Trust or the Fund.

Compensation of the Sub-Adviser. For the services provided and the expenses borne by the Sub-Adviser pursuant to the Agreement, the Adviser will pay the Sub-Adviser a percentage of the net management fee earned by the Adviser. Net Management Fees will be paid by the Fund to the Adviser on a monthly basis, and shall be defined as the gross management fees earned by the Fund less expenses the Fund incurs that are allocated and subtracted from the gross management fees. The Sub-Adviser shall be paid monthly 40% of the Net Management Fees, such payment made in arrears within 15 calendar days of Adviser receiving a detailed calculation of the compensation due for the preceding month. Upon payment, Adviser shall also provide Sub-Adviser a copy of the detailed calculation provided by the Trust to determine the Net Management Fee. Payment of this compensation shall be the responsibility of the Adviser and shall not be an obligation of the Trust. If the Sub-Adviser is terminated as specified in this agreement, then the compensation to the Sub-Adviser shall be prorated.

Liability. Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

Duration and Termination. The term of this Agreement shall begin on the later of the date and year the Agreement is approved by shareholders of the Fund or [ , 2017] and, unless sooner terminated as hereinafter provided, shall continue in effect for a period of two (2) years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board of Trustees, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Funds from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by Sub-Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund’s obligation to pay advisory fees to Adviser. If this Agreement is terminated by the Adviser or Sub-Adviser, Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

Exclusivity. (a) Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Fund. Adviser expressly acknowledges and understands that Sub-Adviser shall be free to render investment advice to others and that Sub-Adviser does not make its investment management services available exclusively to Adviser or the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical. Except to the extent necessary to perform its obligations hereunder, and notwithstanding the limitations of section (b), below, nothing herein shall be deemed to limit or restrict the Sub-Adviser's right, or the right of any of the Sub-Adviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

(b) The parties agree that during the term of this Agreement, neither Adviser shall serve as investment adviser to another registered investment company managed in a similar style to the Fund, nor shall Sub-Adviser serve as investment adviser or investment sub-adviser to another registered investment company managed in a similar style to the Fund. The parties may waive this limitation by mutual agreement.

Good Standing. Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Investment Advisers Act of 1940 (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

Amendment. This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.

Privacy Notice/Confidentiality. The Adviser and Sub-Adviser acknowledge prior receipt of the other’s Privacy Notice and Policy. Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

Notice. Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or facsimile with confirmation of transmission to the other party at the addresses or facsimile numbers specified on page 1 or to such other address as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

Arbitration. Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Agreement, Sub-Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association ("AAA"), provided that the AAA accepts jurisdiction. Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.

Indemnification. Adviser and Sub-Adviser agree to defend, indemnify and hold harmless the other and each of their respective officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the other’s violation of any of the terms of this Agreement. Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

Severability. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

Change of Control. The Sub-Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

Other Business. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date and year first above written.

Donald L. Hagan LLC

By: __________________

Name:

Title:

DH Logics, LLC
By:	___________________
Name:
Title:

DAY HAGAN
ASSET MANAGEMENT

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free 1-800-814-9324 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

Day Hagan Tactical Dividend Fund

A SERIES OF MUTUAL FUND SERIES TRUST

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jerry Szilagyi and Jennifer Bailey each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Mutual Fund Series Trust (the "Trust") to be held at the offices of the MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743 on September 15, 2017 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-814-9324**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 15, 2017. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/DayHaganTDFund.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Day Hagan Tactical Dividend Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:	FOR	AGAINST	ABSTAIN
1. To approve a new sub-advisory agreement between Donald L. Hagan, LLC, also known as Day Hagan Asset Management, and DH Logix, LLC, also known as Day Hagan Logix, LLC	O	O	O
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.			

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]